UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 315 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(650) 646-3320
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On April 14, 2023, Mondee Brazil, LLC, a Delaware limited liability company (“Mondee Brazil”), and Mondee, Inc., a Delaware corporation (“Mondee, Inc.”, together with Mondee Brazil, the “Pledgors”), both subsidiaries of Mondee Holdings, Inc. (the “Company”), TCW Asset Management Company, a Delaware limited liability company (the “Administrative Agent”), the lenders from time to time (the “Lenders”) party to the Financing Agreement (as defined herein) and Orinter Viagens E Turismo S.A., a corporation organized under the laws of Brazil (“Orinter”), executed that certain share pledge agreement, effective as of March 28, 2023 (the “Share Pledge Agreement”) pursuant to that certain Amendment No. 10, dated as of January 31, 2023 (the “Amendment”), to that certain financing agreement, dated as of December 23, 2019, by and among Mondee Holdings, Inc., the Administrative Agent and the other parties thereto (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Financing Agreement”). The Share Pledge Agreement is governed by the laws of Brazil and the parties to the Share Pledge Agreement irrevocably submit to exclusive jurisdiction of the Brazilian courts located in São Paulo, Brazil for any action or proceeding arising out of the Share Pledge Agreement.

The Share Pledge Agreement sets forth the terms on which: (i) Mondee, Inc., the sole equity owner of Mondee Brazil and minority equity owner of Orinter, pledges 100% of the equity interests of Mondee Brazil, which is the majority equity owner of Orinter, pursuant to the Amendment, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2023 (the “Amendment 8-K”); and (ii) the Pledgors pledge 100% of the equity interests of Orinter, pursuant to the Amendment, as previously disclosed on the Amendment 8-K. The Share Pledge Agreement shall terminate on the termination date of the Financing Agreement.

In addition, the Share Pledge Agreement includes customary representations, warranties, of covenants of the Pledgors and Orinter, including: (1) the security interest created by the Share Pledge Agreement constitutes a perfected first priority security interest in the shares of Orinter and any assets or rights related thereto (the “Pledged Assets and Rights”), securing the payment of the secured obligations described in Exhibit I of the Share Pledge Agreement, that is binding and enforceable against the Pledgors and Orinter; (2) if the Pledgors acquire new shares issued, acquired, or distributed by Orinter (“Additional Shares”), the Pledgors shall enter into an amendment to the Share Pledge Agreement to extend and perfect the security interest created by the Share Pledge Agreement to the Additional Shares and the related Pledged Assets and Rights; (3) without the prior written consent of the Administrative Agent or as expressly permitted under the Share Pledge Agreement and Financing Agreement, the Pledgors shall not (x) create, incur or permit to exist any security in favor of, or any claim of any person with respect to the Pledged Assets and Rights, or (y) sell, assign, transfer, exchange, or otherwise dispose of the Pledged Assets and Rights; and (4) Pledgors shall defend the right, title and interest of the Administrative Agent and Lenders for the benefit of the Administrative Agent and Lenders in and to the Pledged Assets and Rights against all claims and demands.
The Share Pledge Agreement also provides that the Pledgors may not vote any of the equity interests of Orinter on the following matters, without the prior written consent of the Administrative Agent: (a) the sale, encumbrance of a substantial portion of the assets of Orinter, except as authorized in accordance with the terms of the Financing Agreement; (b) the merger, amalgamation, spin-off, consolidation or corporate restructuring of Orinter, or any type of corporate reorganization of Orinter, except as authorized in accordance with the terms of the Financing Agreement; and (c) the performance of any act or the execution of any document, for the purpose of approving, requesting, filing or agreeing with the judicial or extrajudicial reorganization, the bankruptcy or liquidation of Orinter, except as authorized in accordance with the terms of the Financing Agreement.
The foregoing summary of the Share Pledge Agreement is qualified in its entirety by (i) reference to the Share Pledge Agreement, a copy of which is attached here as Exhibit 10.3 and incorporated herein by reference, (ii) reference to the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, and (iii) reference to the Financing Agreement, a copy of which was filed as an exhibit 10.43 to the Company’s Registration Statement on Form S-4 with the Securities and Exchange Commission on March 21, 2022 (File No. 333-263727) and incorporated by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
The disclosure set forth above under Item 1.01 with respect to the Share Purchase Agreement is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1†
Financing Agreement, by and between Mondee Holdings, LLC and the “Borrowers,” the “Guarantors,” the “Lenders” and TCW Asset Management Company LLC, dated as of December 23, 2019, as amended. (Incorporated by reference to Exhibit 10.43 filed with the Company’s Form S-4/A on June 13, 2022)

10.2†	Amendment No. 10 to the Financing Agreement, dated January 31, 2023. (Incorporated by reference to Exhibit 10.2 filed with the Company’s Current Report on Form 8-K on February 3, 2023)
10.3†
Share Pledge Agreement, by and between Mondee Brazil, LLC and Mondee, Inc., the “Lenders,” Orinter Viagens E Turismo S.A., and TCW Asset Management Company LLC, signed April 14, 2023, effective as of March 28, 2023.

104	Cover Page Interactive Data File

†	Certain confidential information (indicated by brackets and asterisks) has been omitted from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: April 19, 2023

	By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula Title: Chief Executive Officer